UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

October 13, 2004

ESCHELON TELECOM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-50706	41-1843131
(Commission File No.)	(IRS Employer Identification No.)

730 Second Avenue

Minneapolis, MN  55402

(Address of principal executive offices and zip code)

(612) 376-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On October 19, 2004, Eschelon Telecom, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the Company has signed a definitive agreement to acquire Advanced TelCom, Inc.  A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in the Press Release attached as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such Press Release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(c)                              Exhibits.

99.1 Press Release dated October 19, 2004 and fact sheet.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 19, 2004	Eschelon Telecom, Inc.

/s/ Geoffrey M. Boyd
	Name:	Geoffrey M. Boyd
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.

99.1         Press Release and fact sheet issued by the Company on October 19, 2004.